Offerings - Offering: 1	Feb. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 0
Fee Rate	0.01381%
Amount of Registration Fee	$ 0
Offering Note

(1)
The aggregate maximum value of limited liability company interests (“Units”) of Ironwood Multi-Strategy Fund LLC (the “Company”) being purchased is $650,074,262, based upon 20% of the net asset value of the Company as of January 31, 2026. The table reports a transaction valuation of $0 because the Offer is not subject to fees pursuant to the SEC No-Action Letter addressed to the Ironwood Funds and dated April 20, 2017.